PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call toll free (888) 227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (866) 853-1834 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER

TOUCHSTONE AGGRESSIVE ETF FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 7, 2021

The undersigned shareholder of the Touchstone Aggressive ETF Fund hereby appoints Terrie Wiedenheft and Timothy Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Aggressive ETF Fund standing in the name of the undersigned at the close of business on February 19, 2021 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Aggressive ETF Fund, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on April 7, 2021 at 1:00 p.m., Eastern time, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

This proxy is solicited on behalf of the Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 853-1834. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and Joint Proxy Statement/Prospectus are available at https://www[ ].

TOUCHSTONE AGGRESSIVE ETF FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)              DATE

SIGNATURE (JOINT OWNERS)              DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” any Proposal that lacks an instruction. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

1.	To approve an Agreement and Plan of Reorganization of the Touchstone Aggressive ETF Fund into the Touchstone Balanced Fund, each a series of the Touchstone Variable Series Trust.	FOR ○	AGAINST ○	ABSTAIN ○

THANK YOU FOR VOTING

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call toll free (888) 227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (866) 853-1834 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER

TOUCHSTONE MODERATE ETF FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 7, 2021

The undersigned shareholder of the Touchstone Moderate ETF Fund hereby appoints Terrie Wiedenheft and Timothy Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Moderate ETF Fund standing in the name of the undersigned at the close of business on February 19, 2021 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Moderate ETF Fund, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on April 7, 2021 at 1:00 p.m., Eastern time, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

This proxy is solicited on behalf of the Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 853-1834. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and Joint Proxy Statement/Prospectus are available at https://www[ ].

TOUCHSTONE MODERATE ETF FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)              DATE

SIGNATURE (JOINT OWNERS)              DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” any Proposal that lacks an instruction. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

1.	To approve an Agreement and Plan of Reorganization of the Touchstone Moderate ETF Fund into the Touchstone Balanced Fund, each a series of the Touchstone Variable Series Trust.	FOR ○	AGAINST ○	ABSTAIN ○

THANK YOU FOR VOTING

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call toll free (888) 227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (866) 853-1834 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER

TOUCHSTONE CONSERVATIVE ETF FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 7, 2021

The undersigned shareholder of the Touchstone Conservative ETF Fund hereby appoints Terrie Wiedenheft and Timothy Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Conservative ETF Fund standing in the name of the undersigned at the close of business on February 19, 2021 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Conservative ETF Fund, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on April 7, 2021 at 1:00 p.m., Eastern time, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

This proxy is solicited on behalf of the Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 853-1834. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and Joint Proxy Statement/Prospectus are available at https://www[ ].

TOUCHSTONE CONSERVATIVE ETF FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)              DATE

SIGNATURE (JOINT OWNERS)              DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” any Proposal that lacks an instruction. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

1.	To approve an Agreement and Plan of Reorganization of the Touchstone Conservative ETF Fund into the Touchstone Balanced Fund, each a series of the Touchstone Variable Series Trust.	FOR ○	AGAINST ○	ABSTAIN ○